7. PROPERTY AND EQUIPMENT	6 Months Ended
Jun. 30, 2014
Property, Plant and Equipment [Abstract]
PROPERTY AND EQUIPMENT

On December 31, 2013 the Company purchased property in Pueblo County, Colorado for $450,000.  The property, which is located in a suburb of Pueblo, consists of approximately three acres of undeveloped land, a 5,000 square foot steel building, and a parking lot.  The purchase price was allocated $12,340 for land and $437,660 for buildings and related equipment, based on estimated fair values.

The purchase price was paid in cash of $280,000 and a promissory note in the principal of $170,000.  The note bears interest at 8.5% interest per annum and is payable in monthly installments, including principal and interest, in the amount of $1,674.  All unpaid principal and interest is due December 31, 2018.  The promissory note is convertible into shares of the Company’s common stock at any time on or before the maturity date at $5 per common share (see note 10).

The property is zoned for growing marijuana and is leased to a licensed medical marijuana grower through December 31, 2022 on a triple net lease basis. The Company has agreed with the tenant to begin construction of a light deprivation greenhouse on the property at an estimated cost not to exceed $400,000, with construction scheduled to begin in the third or fourth quarter of 2015.

Depreciation on the Pueblo building facility began effective January 1, 2014.  Depreciation is calculated on a straight-line basis over 30 years.  Depreciation expense for the three months and six months ended June 30, 2014 was $3,116 and $6,232, respectively.

The following table summarizes property and equipment and related accumulated depreciation:

	June 30, 2014	December 31, 2013
	(unaudited)	(audited)

Land	$12,340	$12,340
Buildings and Equipment	448,663	440,413
Furniture, Fixtures and Equipment	3,199	-
Property and Equipment	464,202	452,753
Less: Accumulated Depreciation	(6,232)	-
Property and Equipment, net	$457,970	$452,753